SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($)	Apr. 30, 2026	Apr. 30, 2025	Apr. 30, 2024
Deferred tax Assets:
Net Operating Loss Carry-Forward	$ 788
Lease liability	2,149
Allowance for expected credit losses	34,481
Total deferred tax assets	37,418
Deferred tax liabilities
Right-of-use assets	2,149
Total deferred tax liabilities	$ 2,149